AAM/Bahl & Gaynor Income Growth Fund
AAM/Cutwater Select Income Fund
A series of the Investment Managers Series Trust

Supplement dated November 8, 2013
to the Prospectus dated November 1, 2013

The second paragraph on page 17 regarding the Investment Advisor and Sub-advisor under “MANAGEMENT OF THE FUNDS” in the Funds’ Prospectus is replaced in its entirety as set forth below:

For providing services to the AAM/Bahl & Gaynor Income Growth Fund, the Advisor receives an annual advisory fee equal to 0.80% of average daily net assets of the Fund.  For providing services to the AAM/Cutwater Select Income Fund, the Advisor receives an annual advisory fee equal to 0.60% of average daily net assets of the Fund.  The Advisor pays a portion of its advisory fees to the Sub-advisors for each respective Fund.  With respect to the AAM/Cutwater Select Income Fund, the Advisor has agreed to voluntarily waive a portion of its advisory fees on the first $25 million of average daily net assets of the Fund so that such fees will be 0.50% until further notice.  The Advisor will not seek recoupment of these advisory fees voluntarily waived.  The Funds’ SAI provides additional information about the fees paid to the Advisor and Sub-advisors.

The first paragraph on page 22 regarding the AAM/Cutwater Select Income Fund under “MANAGEMENT OF THE FUNDS” in the Funds’ Prospectus is deleted.

Please file this Supplement with your records.